126788779.1 0034163-00079 November 19, 2024 NOTICE OF REDEMPTION OF WARRANTS (CUSIP 67079K 118) Dear Warrant Holder, NuScale Power Corporation (formerly known as Spring Valley Acquisition Corp, and referred to herein as the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on December 19, 2024 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A Common Stock, $0.0001 par value per share (the “Common Stock”) for a redemption price of $0.01 per Warrant (the “Redemption Price”). The Warrants are governed by the Warrant Agreement dated November 23, 2020 (the “Warrant Agreement”) between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and include the 11,500,000 warrants issued as part of the units in the Company’s initial public offering that closed on November 27, 2020 (the “Public Warrants”), and the 8,900,000 warrants originally issued to Spring Valley Acquisition Sponsor Sub, LLC in a private placement concurrently with the initial public offering (collectively with the Public Warrants, the “Warrants”). Under the Warrant Agreement, the Company is entitled to redeem not less than all of the outstanding Warrants for the Redemption Price if (i) the last sales price of the Common Stock equals or exceeds $18.00 per share on each of 20 trading days within the 30-day trading period ending on the third trading day prior to the date on which a notice of redemption is given, and (ii) the Warrants are concurrently called for redemption on the same terms. The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying the Warrants. Holders may exercise Warrants and receive Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price (the “Cash Exercise Price”). Each Warrant entitles the holder to purchase one share of Common Stock for a purchase price of $11.50 per share, subject to adjustment. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and the holders of the Warrants will have no rights with respect to the Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” The Warrants are listed on the New York Stock Exchange under the symbol “SMR WS” and the Common Stock is listed on the New York Stock Exchange under the symbol “SMR.” On November 14, 2024, the last reported sale price of the Warrants was $13.20 and the last reported sale price of the Common Stock was $24.66. The New York Stock Exchange will suspend trading in the Warrants one trading day before the Redemption Date. TERMS OF REDEMPTION; CESSATION OF RIGHTS The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether to exercise your Warrants. The act of

126788779.1 0034163-00079 exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Warrants for exercise or their Warrants will be redeemed for $0.01 per Warrant. The Company is exercising its right to redeem the Warrants pursuant to Section 6.1 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants if the last sales price of the Common Stock equals or exceeds $18.00 per share on each of 20 trading days within the 30-day trading period ending on the third trading day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on November 14, 2024 (which is the third trading day prior to the date of this redemption notice). EXERCISE PROCEDURE Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Payment upon exercise of the Warrants may be made in cash at the Cash Exercise If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request. Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants since the process to exercise is VOLUNTARY. Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate, if any, representing the Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Exercise” (a form of which is attached hereto as Annex A), duly executed and indicating, among other things, the number of Warrants being exercised, and (3) payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at: Continental Stock Transfer & Trust Company One State Street, 30th Floor New York, NY 10004 Attention: Compliance Department Telephone Number (212) 509-4000 The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested. The Warrant Certificate (if any), the fully and properly completed Election to Exercise and payment in full of the Cash Exercise Price must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate (if any), a fully and properly completed Election to Exercise or the payment in full of the Cash Exercise Price before such time will result in such holder’s Warrants being redeemed and not exercised.

126788779.1 0034163-00079 WARRANTS HELD IN STREET NAME For holders of Warrants who hold their Warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on December 23, 2024, to deliver the Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery (a form of which is attached as Annex B) and payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Warrant received without the Election to Exercise or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or without the payment in full of the Cash Exercise Price will be deemed to have been delivered for redemption (at $0.01 per Warrant), and not for exercise. PROSPECTUS A prospectus covering the Common Stock issuable upon the exercise of the Warrants is included in a registration statement (Registration No. 333- 264910) initially filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2022 and originally declared effective by the SEC on June 30, 2022. The prospectus is available on the SEC’s Internet website at www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://www.nuscalepower.com/. REDEMPTION PROCEDURE Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants. ADDITIONAL INFORMATION Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at the address and telephone number set forth above. Sincerely, NuScale Power Corporation /s/ Ramsey Hamady Ramsey Hamady Chief Financial Officer

126788779.1 0034163-00079 Annex A NUSCALE POWER CORPORATION ELECTION TO EXERCISE The election to exercise is VOLUNTARY. You should contact your broker immediately regarding the exercise of your Warrant. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the December 19, 2024 will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.01 per Warrant. COMPLETE THE BLANKS IN THE PARAGRAPHS BELOW The undersigned hereby irrevocably elects to exercise the right to receive shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of NuScale Power Corporation (the “Company”) in the aggregate amount of $______ ($11.50 per share multiplied by the number of shares of Common Stock subject to the Warrant) in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of: ___________________________, whose address is: ___________________________ ___________________________ ___________________________ The undersigned further requests that such shares of Common Stock be delivered to: ___________________________, whose address is: ___________________________ ___________________________ ___________________________ [Signature Page Follows]

126788779.1 0034163-00079 Date: __________, 2024 _______________________________________ (Signature) _______________________________________ _______________________________________ _______________________________________ (Address) _______________________________________ (Tax Identification Number) Signature Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934).

126788779.1 0034163-00079 Annex B Notice of Guaranteed Delivery for Exercise of Warrants of NuScale Power Corporation (Not to be used for Signature Guarantees) On November 19, 2024, NuScale Power Corporation (the “Company”) gave notice that it is redeeming, at 5:00 p.m. New York City time on December 19, 2024 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated November 23, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), for a redemption price of $0.01 per Warrant (the “Redemption Price”). As specified in the Notice of Redemption, the Warrants have been called for redemption pursuant to Section 6.1 of the Warrant Agreement. Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Holders may exercise their warrants and receive Common Stock in exchange for a payment in cash of the $11.50 per warrant exercise price (the “Cash Exercise Price”). If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request. This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to exercise any Warrants if the procedure for the exercise of the Warrants cannot be completed on a timely basis before the Redemption Date. A fully and properly completed and executed Notice of Guaranteed Delivery and payment in full of the Cash Exercise Price must be delivered to the Warrant Agent at the address set forth below and must include a Guarantee by an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, prior to 5:00 p.m. New York City time on the Redemption Date. Continental Stock Transfer & Trust Company One State Street, 30th Floor New York, NY 10004 Attention: Compliance Department The method of delivery of the Notice of Guaranteed Delivery is at the option and risk of the holder but, if mail is used, registered mail properly insured is suggested. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION TO EXERCISE IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION TO EXERCISE. THE GUARANTEE INCLUDED HEREIN AS EXHIBIT A MUST BE COMPLETED.

126788779.1 0034163-00079 EXHIBIT A GUARANTEE (Not to be used for signature guarantee) The undersigned, a financial institution that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Warrant Agent the Warrants pursuant to the procedure for book-entry transfer into the Warrant Agent’s account at The Depository Trust Company (DTC), the book-entry transfer facility, and any other documents required by the Notice of Redemption within two trading days after the date hereof. The financial institution understands that a properly completed and duly executed Notice of Guaranteed Delivery in addition to the exercise funds ($11.50 per whole share) must be in possession of the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. The Eligible Institution that completes this form must communicate the guarantee to the Warrant Agent and must deliver the Warrants within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. Name of Firm: Address: Area Code and Tel. No: (Authorized Signature) Name: (Please type or print) Title: Number of Warrants subject to Guaranteed Delivery: __________________________________________________ DTC Number of Firm or Clearing Agent: ___________________________________________________________ Dated: